Exhibit 99.2

REMORA CAPITAL PARTNERS I LP AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED

June 30, 2025

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

As of
June 30, 2025

Assets

Loans funded, at fair value (cost of $26,655,738.78)	$26,425,478
Cash and cash equivalents	505,937
Financing costs (net of accumulated amortization of $102,138)	67,003
Interest receivable	111,761
Other assets	77,656

Total assets	$27,187,836

Liabilities and partners’ capital

Liabilities
Senior secured credit facility	$12,700,000
Due to related party	73,191
Capital withdrawals payable	329,190
Reserve for bad debts	45,283
Interest payable	68,445
Accrued expenses	72,489

Total liabilities	13,288,598

Partners’ capital	13,899,239

Total liabilities and partners’ capital	$27,187,836

See accompanying notes to financial statements.

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
Aerospace & Defense
Aero 3, Inc.	First lien senior secured loan	S+	5.00%		12/23/2026	406,320	405,321	406,320
Aero 3, Inc.	First lien senior secured loan	S+	5.00%		12/23/2026	278,980	277,681	278,980
JA Moody LLC	First lien senior secured revolving loan	S+	5.00%		11/29/2029	1,672	1,672	1,672
JA Moody LLC	First lien senior secured delayed draw term loan (5)	S+	5.00%		11/29/2029	-	-	-
PAG Holding Corp.	First lien senior secured loan	S+	4.75%		12/22/2029	483,318	477,082	483,318
PAG Holding Corp.	First lien senior secured revolving loan	S+	4.75%		12/22/2029	3,127	3,127	3,127
PAG Holding Corp.	First lien senior secured delayed draw term loan	S+	4.75%		12/22/2029	30,773	30,773	30,773
RTC Aerospace Opcos, LLC	First lien senior secured loan	S+	5.25%		3/8/2027	269,613	268,957	269,613
							1,464,612	1,473,804	10.6%
Air Freight & Logistics
US Pack Logistics LLC	First lien senior secured loan	S+	6.50%		5/25/2026	189,802	188,475	189,802
							188,475	189,802	1.4%
Auto Components
MOP-Cloyes, Inc.	First lien senior secured loan	S+	5.75%		2/17/2028	452,635	447,154	452,635
							447,154	452,635	3.3%
Automobiles
CAP-KSI Holdings, LLC	First lien senior secured revolving loan	S+	5.25%		6/28/2030	23,547	23,547	23,547
CentralBDC Enterprises, LLC	First lien senior secured loan	S+	5.25%		6/11/2029	580,809	575,155	580,809
CentralBDC Enterprises, LLC	First lien senior secured revolving loan	S+	5.25%		6/11/2029	18,773	18,773	18,773
							617,475	623,129	4.5%

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
Building Products
LGC US Finco, LLC	First lien senior secured loan	S+	6.50%		12/20/2025	416,464	414,186	416,464
Catalyst Acoustics Group, Inc.	First lien senior secured loan	S+	5.00%		11/12/2030	475,520	470,189	475,520
Catalyst Acoustics Group, Inc.	First lien senior secured revolving loan (5)	S+	5.00%		11/12/2030	-	-	-
Catalyst Acoustics Group, Inc.	First lien senior secured delayed draw term loan	S+	5.00%		11/12/2030	18,120	18,120	18,120
							902,495	910,104	6.5%
Chemicals
Zep Holdco Inc.	First lien senior secured loan	S +	5.00%		6/30/2031	696,661	688,500	688,683
							688,500	688,683	5.0%
Commercial Services & Supplies
Case FMS, LLC	First lien senior secured loan	S+	5.50%		12/15/2027	316,925	315,224	316,925
Cultural Experiences Abroad, LLC	First lien senior secured revolving loan (5)	S+	6.00%		8/16/2028	-	-	-
Prisma Graphic, LLC	First lien senior secured loan	S+	6.50%		7/29/2027	529,204	525,327	529,204
Safety Management Group, LLC	First lien senior secured loan	S+	5.50%		2/25/2027	202,217	201,813	202,217
							1,042,365	1,048,346	7.5%
Construction & Engineering
PRIME ABA HOLDINGS, INC.	First lien senior secured revolving loan	S+	5.75%		9/16/2030	-	-	-
PRIME ABA HOLDINGS, INC.	First lien senior secured delayed draw term loan	S+	5.75%		9/16/2030	17,568	17,568	17,568
Rose Paving, LLC	First lien senior secured loan	S+	5.00%		11/7/2029	617,088	610,478	617,088
Rose Paving, LLC	First lien senior secured revolving loan	S+	5.00%		11/7/2029	31,988	31,988	31,988
Rose Paving, LLC	First lien senior secured delayed draw term loan	S+	5.00%		11/7/2029	27,972	27,972	27,972
Vertex Companies, Inc.	First lien senior secured loan	S+	5.00%		8/30/2027	375,619	373,564	375,619
Vertex Companies, Inc.	First lien senior secured loan	S+	5.00%		8/31/2027	88,514	87,653	88,514
Vertex Companies, Inc.	First lien senior secured loan	S+	5.00%		8/31/2027	29,016	28,767	29,016
							1,177,990	1,187,766	8.5%

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
Diversified Consumer Services
Talent Worldwide Inc.	First lien senior secured loan	S+	6.25%		12/18/2029	590,904	581,106	590,904
Talent Worldwide Inc.	First lien senior secured revolving loan	S+	6.25%		12/18/2029	10,868	10,862	10,868
							591,968	601,772	4.3%
Diversified Financial Services
Aite Group, LLC	First lien senior secured loan	S+	5.50%	1.0%	6/9/2027	252,577	252,124	252,350
EdgeCo Buyer, Inc.	First lien senior secured loan	S+	4.50%		6/1/2028	201,612	201,336	201,612
Engage FI, LLC	First lien senior secured loan	S+	4.50%		12/10/2026	105,273	105,273	105,273
							558,733	559,235	4.0%
Electrical Equipment
Douglas Electrical Components, Inc.	First lien senior secured loan	S+	4.75%		8/31/2028	331,858	329,460	331,858
Douglas Electrical Components, Inc.	First lien senior secured loan	S+	4.75%		8/31/2028	345,892	343,949	345,892
Douglas Electrical Components, Inc.	First lien senior secured revolving loan	S+	4.75%		8/31/2028	-	-	-
							673,409	677,750	4.9%
Food & Staples Retailing
PAK Quality Foods Acquisition LLC	First lien senior secured loan	S+	5.75%		12/28/2029	484,065	477,825	484,065
PAK Quality Foods Acquisition LLC	First lien senior secured revolving loan	S+	5.75%		12/28/2029	2,143	2,143	2,143
PAK Quality Foods Acquisition LLC	First lien senior secured delayed draw term loan (5)	S+	5.75%		12/28/2029	-	-	-
QVF Acquisition, Inc.	First lien senior secured revolving loan	S+	5.25%		12/23/2030	5,016	5,016	5,016
QVF Acquisition, Inc.	First lien senior secured delayed draw term loan (5)	S+	5.25%		12/23/2030	-	-	-
QVF Acquisition, Inc.	First lien senior secured delayed draw term loan (5)	S+	5.25%		12/23/2030	-	-	-
							484,984	491,224	3.5%

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
Freight & Logistics
One Stop Mailing LLC	First lien senior secured loan	S+	6.25%		5/7/2027	369,443	367,490	369,443
							367,490	369,443	2.7%
Health Care Equipment & Supplies
GAINLINE TUBING INTERMEDIATE, LLC	First lien senior secured loan	S+	5.75%		7/2/2030	487,462	484,453	487,462
GAINLINE TUBING INTERMEDIATE, LLC	First lien senior secured revolving loan	S+	5.75%		7/2/2030	-	-	-
GAINLINE TUBING INTERMEDIATE, LLC	First lien senior secured delayed draw term loan (5)	S+	5.75%		7/2/2030	-	-	-
Modular Devices Acquisition, LLC	First lien senior secured loan	S+	5.75%		12/28/2026	472,234	469,978	472,234
Modular Devices Acquisition, LLC	First lien senior secured revolving loan	S+	5.75%		12/28/2026	2,961	2,961	2,961
Modular Devices Acquisition, LLC	First lien senior secured delayed draw term loan	S+	5.75%		12/28/2026	6,881	6,881	6,881
Modular Devices Acquisition, LLC	First lien senior secured capital equipment loan	S+	5.75%		12/28/2026	6,097	6,097	6,097
							970,369	975,634	7.0%
Health Care Providers & Services
Caravel Autism Health, LLC	First lien senior secured loan	S+	4.75%		6/11/2030	132,182	130,562	132,182
Houseworks Holdings, LLC	First lien senior secured loan	S+	5.25%		12/16/2028	282,034	279,859	282,034
Houseworks Holdings, LLC	First lien senior secured loan	S+	5.25%		12/16/2028	406,909	401,554	406,909
MAS Medical Staffing LLC	First lien senior secured loan	S+	6.00%	1.0%	5/27/2026	370,894	370,432	370,894
Science Care Parent Inc.	First lien senior secured loan	S+	5.25%		7/23/2027	381,330	379,009	381,330
Science Care Parent Inc.	First lien senior secured loan	S+	5.25%		7/23/2027	346,989	345,053	346,989
Science Care Parent Inc.	First lien senior secured revolving loan (5)	S+	5.25%		7/23/2027	-	-	-
Science Care Parent Inc.	First lien senior secured delayed draw term loan (5)	S+	5.25%		7/23/2027	1,022	1,022	1,022
							1,907,490	1,921,360	13.8%

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
Health Care Technology
Advent Home Medical LLC	First lien senior secured loan	S+	5.75%		3/4/2026	337,977	337,719	337,977
Sentrics, Inc.	First lien senior secured loan	S+	5.50%	2%	12/11/2026	277,296	276,691	271,751
Unlock Health, Inc.	First lien senior secured loan	S+	6.50%		2/3/2028	448,261	446,252	448,261
							1,060,662	1,057,989	7.6%
Hotels, Restaurants & Leisure
NTM Acquisition Corp.	First lien senior secured loan	S+	6.75%		6/18/2026	572,392	569,551	572,392
NTM Acquisition Corp.	First lien senior secured revolving loan	S+	6.75%		6/18/2026	-	-	-
							569,551	572,392	4.1%
Household Products
TPC US Parent, LLC	First lien senior secured loan	S+	5.75%		11/22/2025	672,817	670,083	672,817
							670,083	672,817	4.8%
Insurance
VALE Insurance Partners	First lien senior secured loan	S+	5.25%		12/1/2027	268,911	268,083	268,911
							268,083	268,911	1.9%
Interactive Media & Services
Boostability Parent, Inc.	First lien senior secured revolving loan (5)	S+	5.25%		7/12/2029	-	-	-
CyberRisk Alliance, LLC	First lien senior secured loan	S+	7.00%		10/24/2027	202,272	201,125	202,272
Exec Connect Intermediate LLC	First lien senior secured loan	S+	5.25%		3/11/2029	245,064	242,032	245,064
Exec Connect Intermediate LLC	First lien senior secured revolving loan	S+	5.25%		3/11/2029	-	-	-
Exec Connect Intermediate LLC	First lien senior secured delayed draw term loan (5)	S+	5.25%		3/11/2029	-	-	-
MMGY Corporation	First lien senior secured loan	S+	5.50%		4/26/2029	178,721	176,307	178,721
							619,464	626,057	4.5%

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
IT Services
Coastal Cloud LLC	First lien senior secured loan	S+	4.50%		6/1/2027	297,698	295,710	297,698
Crosslake Intermediate, LLC	First lien senior secured loan	S+	5.00%		5/17/2029	276,159	272,712	276,159
Crosslake Intermediate, LLC	First lien senior secured revolving loan (5)	S+	5.00%		5/17/2029	-	-	-
Focal Point Solutions Group, LLC	First lien senior secured loan	S+	5.75%	0.50%	7/15/2027	273,023	272,172	273,023
iVision Scale, LLC	First lien senior secured loan	S+	6.50%		8/17/2026	430,198	428,674	430,198
The Channel Company, Inc.	First lien senior secured loan	S+	2.50%	4.25%	11/1/2027	214,665	213,465	119,246
							1,482,734	1,396,324	10.0%
Life Sciences Tools and Services
Astrix Technology, LLC	First lien senior secured loan	S+	5.00%		12/21/2026	406,473	405,093	406,473
							405,093	406,473	2.9%
Machinery
All States Ag Parts, LLC	First lien senior secured loan	S+	6.26%	0.50%	9/1/2026	139,842	139,809	139,842
EDGE Intermediate, LLC	First lien senior secured loan	S+	5.25%		6/5/2029	292,032	290,346	292,032
EDGE Intermediate, LLC	First lien senior secured revolving loan	S+	5.25%		6/5/2029	6,316	6,316	6,316
VP Heron Parent, Inc.	First lien senior secured loan	S+	5.75%		1/8/2029	574,329	570,810	574,329
VP Heron Parent, Inc.	First lien senior secured revolving loan (5)	S+	5.75%		1/8/2029	-	-	-
							1,007,281	1,012,519	7.3%

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
Media
ALM Global, LLC	First lien senior secured revolving loan	S+	5.50%		2/21/2029	743	743	743
Berlin Rosen Acquisition, LLC	First lien senior secured loan	S+	5.50%		1/14/2027	540,191	536,066	540,191
CF512, Inc.	First lien senior secured loan	S+	6.25%		9/1/2026	360,844	360,032	360,934
Equine Network, LLC	First lien senior secured loan	S+	6.50%		5/22/2028	547,003	539,737	547,003
H Code Media, Inc.	First lien senior secured loan	S+	6.50%		11/24/2028	327,461	324,051	327,461
MarketCast Holdings, LLC	First lien senior secured loan	S+	6.15%		11/15/2025	439,359	439,008	400,871
MeritDirect LLC	First lien senior secured loan	S+	5.75%		6/30/2026	351,624	351,624	351,624
							2,551,261	2,528,826	18.2%
Professional Services
DeWinter LLC	First lien senior secured loan	S+	6.75%		2/28/2026	402,609	401,433	402,609
Escalon Services, LLC	First lien senior secured loan	S+	1.26%	6.0%	10/13/2028	427,232	425,578	342,597
FMS Financial Management Services LLC	First lien senior secured loan	S+	5.50%		2/1/2027	133,687	133,425	133,687
FMS Financial Management Services LLC	First lien senior secured loan	S+	5.50%		2/1/2027	44,667	43,798	44,667
MOXFIVE LLC	First lien senior secured revolving loan	S+	5.00%		8/16/2029	-	-	-
Pacific Purchaser, LLC	First lien senior secured loan	S+	6.25%		10/2/2028	233,216	231,331	233,216
Penta Group, LLC	First lien senior secured loan	S+	4.75%		6/21/2026	346,243	345,646	346,243
Providus MPS Buyer LLC	First lien senior secured loan	S+	5.00%		8/16/2029	237,024	235,585	237,024
Providus MPS Buyer LLC	First lien senior secured revolving loan (5)	S+	5.00%		8/16/2029	-	-	-
							1,816,796	1,740,044	12.5%

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
Real Estate Management & Development
Continuum Companies, Inc.	First lien senior secured loan	S+	5.75%		9/12/2027	286,777	285,476	286,777
							285,476	286,777	2.1%
Road & Rail
OTR Buyer, LLC	First lien senior secured loan	S+	5.50%		8/31/2027	162,601	161,911	162,601
							161,911	162,601	1.2%
Software
402 Ventures, LLC	First lien senior secured revolving loan (5)	S+	5.00%		9/26/2029	-	-	-
Concord III, L.L.C.	First lien senior secured loan	S+	6.00%		12/20/2028	651,361	642,429	651,361
Concord III, L.L.C.	First lien senior secured revolving loan	S+	6.00%		12/20/2028	5,747	5,747	5,747
Exigo, LLC	First lien senior secured loan	S+	6.25%		3/15/2027	375,553	373,963	375,553
Imagine Acquisitionco, Inc.	First lien senior secured loan	S+	5.00%		11/16/2027	351,065	350,380	351,065
Imagine Acquisitionco, Inc.	First lien senior secured revolving loan	S+	5.00%		11/16/2027	-	-	-
MotionPoint Corporation	First lien senior secured loan	S+	6.00%		3/31/2026	329,055	328,837	329,055
QM Buyer, Inc.	First lien senior secured revolving loan (5)	S+	5.00%		12/6/2030	-	-	-
QM Buyer, Inc.	First lien senior secured delayed draw term loan (5)	S+	5.00%		12/6/2030	-	-	-
TriMech Acquisition Corp.	First lien senior secured loan	S+	4.75%		3/10/2028	115,709	115,073	115,709
							1,816,430	1,828,490	13.2%

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
Specialty Retail
Hub Pen Company, LLC	First lien senior secured loan	S+	5.25%		12/31/2027	305,651	301,645	305,651
							301,645	305,651	2.2%
Transportation and Logistics
A. Stucki Company	First lien senior secured delayed draw term loan (5)	S+	4.75%		3/27/2030	-	-	-
							-	-	0.0%
Transportation Infrastructure
Site Services Acquisition, LLC	First lien senior secured loan	S+	5.00%		3/1/2028	690,956	683,239	690,956
							684,432	692,897	5.0%
Water Utilities
Greenrise Technologies, LLC	First lien senior secured loan	S+	6.50%		7/19/2029	679,681	675,632	679,681
Greenrise Technologies, LLC	First lien senior secured revolving loan	S+	6.50%		7/19/2029	16,344	16,344	16,344
Greenrise Technologies, LLC	First lien senior secured delayed draw term loan (5)	S+	6.50%		7/19/2029	-	-	-
							691,976	696,025	5.0%

Total Investments							26,476,388	26,425,478	190.0%

(1)	All portfolio company headquarters are based in the United States.

(2)	There are no non-accrual nor non-income producing debt investments. Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable Secured Overnight Financing Rate, or “S+”, or Prime rate, or “P”. The spread may change based on the type of rate used. The terms in the Consolidated Schedule of Investments disclose the actual interest rate in effect as of the reporting period. SOFR loans are typically indexed to a 30-day, 90-day or 180-day SOFR rates (1M S, 3M S, or 6M S, respectively) at the borrower’s option. All securities are subject to a SOFR or Prime rate floor where a spread is provided, unless noted.

(3)	Principal is net of repayments. Cost is net of repayments and accumulated unearned income. Negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(4)	Valued based on our accounting policy. The value of all securities was determined using significant unobservable inputs.

(5)	The position is unfunded and no interest income is being earned as of June 30, 2025. The position may earn a nominal unused facility fee on committed amounts. The Partnership had unfunded loan commitments of $988,616 as of June 30, 2025.

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

For the
Six Months Ended
June 30, 2025

Investment income
Interest	$1,384,493
Fees and other income	4,697

Total investment income	1,389,190

Expenses
Interest expense	424,269
Management fees	129,098
Interest paid to sub-manager	101,556
Reserve for bad debts	24,383
Fund administrator fees	8,467
Professional fees and other	48,849

Total expenses	736,622

Net investment income	652,568

Realized and unrealized appreciation on loans funded
Net change in unrealized appreciation on loans funded	(95,754)

Net gain on loans funded	(95,754)
Net income	$556,815

See accompanying notes to financial statements.

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

For The Six Months Ended June 30, 2025

	General	Limited
	Partner	Partners	Total

Partners’ capital, beginning of year	$233,103	$13,761,889	$13,994,992

Capital withdrawals	(47)	(652,521)	(652,568)

Allocation of net income
Pro rata allocation	40	556,775	556,815
Carry amount allocation	29,428	(29,428)	-

	29,468	527,347	556,815

Partners’ capital, end of period	$262,524	$13,636,714	$13,899,239

See accompanying notes to financial statements.

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

Six Months Ended June 30, 2025

Cash flow from operating activities
Net income	$556,815
Adjustments to reconcile net income to net cash used in operating activities:
Change in unrealized gain on investments	95,754
Reserve for bad debts	24,383
Loans funded, net of principal repayments	(1,004,242)
Amortization of premium and accretion of discount, net	(69,437)
Amortization of deferred financing cost	18,614
Amortization of deferred organizational cost	4,571
Changes in operating assets and liabilities:
Other assets	(63,432)
Due from related party
Interest payable	(2,802)
Accrued expenses and other liabilities	(25,620)
Net cash used in operating activities	(431,814)

Cash flow from financing activities
Senior secured credit facility	1,100,000
Capital distributions, net of capital distributions payable	(682,648)
Net cash provided by financing activities	417,352

Net change in cash	(14,461)

Cash, beginning of year	534,764

Cash, end of year	$520,303

Supplemental disclosure of noncash operating activities
Cash paid for interest during the year	424,269

See accompanying notes to financial statements.

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of the Entity and Its Operations

Remora Capital Partners I, LP and its subsidiaries (the “Partnership”) is a Delaware limited partnership which was organized in March 2021 and commenced operations November 16, 2021.

The Partnership’s investment objective is to generate a stable fixed interest income stream and preserve capital through superior loan selection and risk mitigation. The Partnership has built a diversified portfolio of high-quality, senior secured loans to middle—market companies with headquarters or principal operations in the United States and Canada. The Partnership primarily establishes co-investment programs with loan originators or their affiliates to purchase loan assets (or participations in loan assets) on a secondary basis, and makes opportunistic secondary market purchases of loan assets. The Partnership (directly or via sub-manager agreements) may purchase loan assets as a co-lender or as a “club” lender, and may participate in loan syndications. The Partnership may also invest in other types of loans and debt securities, collateralized loan obligations, collateralized debt obligations and other securities, and invest in funds and other pooled investment vehicles managed by sub-managers.

The Partnership’s activities are managed by Remora Capital Partners I GP, LLC (the “General Partner”). The General Partner has engaged Remora Capital Management, LLC (the “Manager”) to serve as an investment advisor and manager for the Partnership, including with respect to the establishment of co-Investment programs and the selection, evaluation, retention and termination of co-investment partners and loan investments.

The General Partner is responsible for all management decisions on behalf of the Partnership and has discretionary authority over the Partnership’s assets. Refer to the Partnership’s Offering Memorandum for more information.

The Partnership conducts a continuing private offering of its Interests, which are sold to qualified investors. Investors must be “accredited investors” (as defined in Regulation D under the Securities Act) who are “qualified purchasers” (as defined in the Investment Company Act of 1940). The Partnership stopped accepting new investors on November 16, 2023.

2. Basis of Presentation

Management has prepared these consolidated financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) on behalf of the Partnership. Since the Partnership is considered to be an investment company it follows the specialized accounting and reporting guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

These consolidated financial statements were approved by management and available for issuance on October 31, 2025. Subsequent events have been evaluated through this date.

3. Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Remora Capital Partners I, LP and its wholly owned subsidiaries, RCP I Finance, LLC and RCP I SPV, LLC (collectively, the Partnership). All significant intercompany balances and transactions have been eliminated in consolidation.

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

4. Summary of Significant Accounting Policies

The Partnership carries its investments at fair value. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal or most advantageous market for the security (i.e. the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. A fair value hierarchy provides for prioritizing inputs to valuation techniques used to measure fair value into three levels:

Level 1	Observable inputs such as unadjusted quoted prices in active markets for identical assets or liabilities. Management may determine that a market is active even if the size of the position held is significant relative to trading volume. Accordingly, a large position in a single security traded in an active market is measured at the quoted market price not adjusted because of the size of the position relative to trading volume (blockage factor) even if the market’s normal trading volume is not sufficient to absorb the quantity held and placing orders to sell the position in a single transaction might affect the quoted price.

Level 2	Inputs other than quoted market prices that are observable, either directly or indirectly, and reasonably available. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the Partnership.

Level 3	Significant unobservable inputs used when there is little or no market activity. Unobservable inputs reflect the assumptions that the General Partner develops based on available information about what inputs market participants would use in valuing the asset or liability.

An asset or liability’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Availability of observable inputs can vary and is affected by a variety of factors. The General Partner uses judgment in determining the fair value of assets and liabilities. Level 3 assets and liabilities involve greater judgment than Level 1 or Level 2 assets and liabilities. The level of input used for valuing securities is not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Partnership’s major categories of securities measured at fair value on a recurring basis are as follows:

Loans Funded

The Partnership presents its investments at fair value in accordance with FASB ASC Topic 820, Fair Value Measurements. ASC 820 outlines three acceptable valuation techniques: the market approach, cost approach, and income approach.

The Partnership calculates the fair value of its financial instruments and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments. At June 30, 2025, the fair values of the Partnership’s financial instruments reasonably approximate the carrying values and no additional disclosure is necessary.

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

5. Summary of Significant Accounting Policies

Investment Income and Loan Fees

Investment transactions are accounted for on a trade-date basis. Interest is recognized on the accrual basis and includes amortization of purchase discounts and premiums. Discounts and premiums to par value are accreted or amortized into interest income over the contractual life of the respective security. The amortized cost of the investments represents the original cost adjusted for the accretion and amortization of discounts and premiums, if any. If a loan is in default, interest is no longer accrued and any payments received are applied against the cost of the loan unless the loan agreement is amended. Per the terms of the loan agreements, the Partnership may receive loan fees with respect to each loan funded. The loan fees are non-refundable and are recognized as income when received.

Income Taxes

The Partnership does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. However, certain non-United States dividend income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The Partnership files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions.

The Partnership is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Partnership has determined that it has not incurred any liability for unrecognized tax benefits as of June 30, 2025. The Partnership does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Partnership’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Cash

Substantially all the Partnership’s cash is held by two financial institutions. Such deposits may, at times, exceed federally insured limits.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires the Partnership’s management to make estimates and assumptions in determining the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of the credit facility. These costs are capitalized at the time of payment and are amortized using the straight line method over the term of the credit facility. Capitalized deferred financing costs related to the credit facility are presented on the Consolidated Statement of Financial Condition.

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

6. Fair Value Measurements

The Partnership’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Partnership’s significant accounting policies in Note 3. The following table presents information about the Partnership’s assets measured at fair value as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Loans funded at fair value
Loans funded	-	-	26,425,478	26,425,478
Total Loans funded	$-	$-	$26,425,478	$26,425,478

The Partnership’s policy is to recognize transfers in and out of each level of the fair value hierarchy as of the beginning of the period. For the six months ended June 30, 2025, there were no transfers in or transfers out of Level 1, 2 or 3. Refer to the detailed schedule of investments for investments listed by country and industry.

Investments within the Level 3 hierarchy totaling $26,425,478 were valued based on observable and unobservable but non-quantitative inputs as of June 30, 2025. As of June 30, 2025, the fair value is based on the cost basis plus amortized original issue discount, which represents the General Partner’s estimate of net realizable value.

7. Truist Credit Facility

On August 3, 2022, Remora Capital Partners I, LP and Remora Capital Partners I QP LP each formed a wholly owned special purpose entity (collectively the “SPEs”), called RCP I Finance, LLC (“RCP I SPE”) and RCP I QP Finance, LLC (“RCP I QP SPE”), respectively. Substantially all of the loan assets of the partnerships, that were originated by and sourced via a sub-manager agreement with Maranon Capital, L.P. (“Maranon”), were contributed to the SPEs in order for the SPEs to jointly act as co-borrowers of a revolving credit facility for up to $60.0 million (the “Truist Credit Facility”) with Truist Bank (formerly SunTrust Bank), acting as administrative agent, Maranon, acting as collateral manager, and Deutsche Bank Trust Company acting as both collateral agent and collateral administrator. Subsequently, on March 15, 2023, lenders under the Truist Credit Facility increased their commitments and the Partnership’s borrowing capacity by $10 million to a total of $70 million, subject to leverage and borrowing base restrictions. Subsequently, on February 22, 2024, lenders under the Truist Credit Facility increased their commitments and the Partnership’s borrowing capacity by $33 million to a total of $103 million, subject to leverage and borrowing base restrictions.

As of June 30, 2025, 2025, RCP I QP SPE and RCP I SPE had jointly borrowed $78.0 million and $12.7 million, respectively, in outstanding borrowings under the Truist Credit Facility. The Truist Credit Facility had an interest rate of 6.6%, exclusive of the fee on undrawn commitment, upfront deferred financing costs and ticking fees for subsequent borrowings, as of June 30, 2025. The Truist Credit Facility is a revolving facility with a stated maturity date of August 3, 2027 and pricing set at 220 basis points over one-month SOFR (or an alternative risk-free floating interest rate index) plus a 10 basis point credit spread adjustment. As of June 30, 2025, the SPEs had $12.3 million of unused borrowing capacity under the Truist Credit Facility, subject to leverage and borrowing base restrictions. The Truist Credit Facility is secured by all of the assets of the SPEs, which represents substantially all of the assets underwritten and secured via a sub-manager agreement with Maranon. Assets secured as a co-lender or via other co-investment programs are not collateral for the Truist Credit Facility. As of June 30, 2025, the Partnership was in compliance with the terms of the Truist Credit Facility.

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8. Investment Risk

The Partnership’s investing activities expose it to various types of risks that are associated with the markets and financial instruments in which it invests. The significant types of financial risks to which the Partnership is exposed include, but are not limited to, market risk, credit risk, liquidity risk and interest rate risk.

Market Risk

Market risk encompasses the potential for both losses and gains and includes, but is not limited to, price risk. The Partnership’s investments are long-term and illiquid and there is no assurance that the Partnership will achieve investment objectives including targeted returns.

Credit Risk

The value of the Partnership’s investments will generally fluctuate in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Liquidity Risk

The Partnership generally invests in loans and debt securities of private companies. Substantially all of these securities are subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of its investments may make it difficult for the Partnership to sell such investments if the need arises. In addition, if the Partnership is required to liquidate all or a portion of its portfolio quickly, the Partnership may realize significantly less than the value at which it had previously recorded its investments. The extent of this exposure is reflected in the carrying value of these financial assets and recorded in the Consolidated Statement of Financial Condition. Further, the Partnership may face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that it, or an affiliated manager, has material non-public information regarding such portfolio company. Among other things liquidity could be impaired by an inability to access secured and/or unsecured sources of financing.

Interest Rate Risk

The performance of the Partnership’s investment income will generally fluctuate with, among other things, changes in prevailing interest rates, general economic conditions, changes in the credit market, credit quality, the size and composition of the assets in our portfolio developments or trends in any particular industry and the financial condition of the issuer and other business developments.

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Partnership also funds a portion of the Partnership’s investments with borrowings and the Partnership’s net investment income will be affected by the difference between the rate at which the Partnership invests and the rate at which the Partnership borrows. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on the Partnership’s net investment income. As of June 30, 2025, 100% of the investments at fair value in the Partnership’s portfolio were at variable rates, subject to interest rate floors. The Truist Credit Facility also bears interest at variable rates. Additionally, changes in market rates may result in declining yields upon reinvestment of excess cash balances.

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

9. Related Party Transactions

The Partnership pays a quarterly management fee to the Manager for providing investment management services to the Partnership as of the first business day of each quarter in advance equal to 0.25%-0.375% (1%-1.5% per annum) of the total principal amount of the partnership’s portfolio investments (including borrowings used to acquire portfolio investments) as of the first business day of each quarter. The Manager, in its sole discretion, may agree to waive or reduce the management fee rate for certain limited partners. The Partnership incurred management fees of $129,098 for the six months ended June 30, 2025.

In addition to managing the Partnership, the General Partner also manages Remora Capital Partners I QP LP, a Delaware limited partnership (“RCP I QP’). The Partnership and RCP I QP operate as parallel fund investment vehicles that invest side-by-side pro-rata, based on available capital, in the same portfolio. The Partnership and RCP I QP have entered into a rebalancing agreement whereby, during the investment period, the investments are rebalanced based upon the beginning capital in each entity on a monthly basis to enable pro-rata investment in the same portfolio. The Partnership and its parallel fund both stopped raising new investor capital as of November 16, 2023, and the final rebalancing of the portfolio was completed in December 2023. Therefore, for the six months ended June 30, 2025, the Partnership did not transfer any loans to RCP I QP per the terms of the rebalancing agreement.

On December 15, 2023, the Partnership and RCP I QP entered into a revolving promissory note with Remora Capital Partners II, LP (“RCP II LP”) and Remora Capital Partners II QP, LP (“RCP II QP LP”) whereby either the Partnership and/or RCP I QP may make short-term advances (“Advances”), for a maximum of 60 days for each Advance, and up to a total principal amount of five million dollars. The borrowers may use to the funds to pay the purchase price of certain investments.  The Advances bear interest daily non-compounded at an annual rate of 25 basis points plus the interest rate currently being earned on cash deposits of the Partnership’s interest-bearing checking account with Bank of America (resulting in an applicable rate of 4.15% as of June 30, 2025). As of June 30, 2025, there was no outstanding balance related to this note.

10. Partners’ Capital

Allocations of Profits and Losses

Profits and losses are generally allocated among the partners in accordance with their respective ownership interests at the time such amounts are recognized for financial reporting purposes under U.S. GAAP. Such amounts may differ significantly from amounts reported for income tax purposes.

Capital Contributions and Withdrawals

To the extent the General Partner determines, in its sole discretion, that the Partnership has available liquidity, with at least forty-five (45) days’ prior written notice, a limited partner may withdraw all of their capital account as of the last day of any quarter. Upon such withdrawal, a limited partner would receive 85% of their capital account value (90% of which is paid at withdrawal and the remaining 10% is paid after the completion of the next annual audit) and the Partnership would retain the additional 15% early withdrawal penalty. The General Partner may waive these withdrawal restrictions for any limited partner.

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

10. Partners’ Capital (concluded)

All net distributable proceeds shall be paid or distributed, as defined in the Limited Partnership Agreement in the following order of priority:

first, one hundred percent (100%) to such limited partner until such limited partner has received cumulative distributions of investment proceeds equal to its aggregate capital contributions;

second, one hundred percent (100%) to such limited partner until cumulative distributions of investment proceeds to such limited partner are sufficient to provide such limited partner with an internal rate of return of six percent (6%) per annum, compounded annually, with respect to such limited partner’s aggregate capital contributions, calculated from the date each such capital contribution was funded until the date of distribution thereof;

third, one hundred percent (100%) to the General Partner until such time as the General Partner has received distributions in respect of such limited partner equal to twenty percent (20%) of the sum of all distributions made to such limited partner in excess in excess of the limited partners aggregate capital contributions and all distributions to the General Partner with respect to amounts apportioned to such limited partner and, fourth, eighty percent (80%) to such limited partner and twenty percent (20%) to the General Partner.

For the six months ended June 30, 2025, carried interest allocated to the General Partner was $29,428.

11. Fund Administrator

Panoptic Fund Administration, Inc. serves as the Partnership’s administrator and performs certain administrative and clerical services on behalf of the Partnership.

12. Financial Highlights

Financial highlights for the six months ended June 30, 2025 are as follows:

Total return	4.10%
Carried interest	-0.20%
Total return after carried interest	3.90%

Expense ratio	5.20%
Carried interest ratio	0.20%
Expense plus carried interest ratio	5.40%

Net investment income ratio	4.60%

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on different management fee arrangements and the timing of capital transactions. The net investment income ratio does not reflect the effects of change in unearned carried interest to the General Partner.

REMORA CAPITAL PARTNERS I, LP AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

13. Subsequent Events

The Partnership has performed an evaluation of subsequent events through October 31, 2025, which is the date the consolidated financial statements were available to be issued.

On April 3, 2025, the General Partner and the Manager, began a consent solicitation to amend the limited partnership agreements of the Fund. As of April 30, 2025, a majority of the limited partners voted to approve the First Amendment to the Fund’s Amended and Restated Limited Partnership Agreement. The First Amendment authorizes the Partnership, in the sole discretion of the General Partner, to convert to corporate form or otherwise restructure or reorganize for the purpose of electing (or for the purchaser of the assets of the Partnership or the surviving successor entity in the merger, restructuring or reorganization, as applicable) to elect to be regulated as a business development company (a “BDC”) under the Investment Company Act (as defined in Section 2(c)).

Remora Capital Corporation (the “Company”) was formed on October 1, 2024 as a Maryland corporation. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company is externally managed by Remora Capital Management, LLC (the “Adviser” and “Remora”), a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser oversees the management of the Company’s activities and is responsible for making investment decisions with respect to the Company’s portfolio.

On September 5, 2025, immediately prior to the Company electing to be regulated as a BDC (the “BDC Election”), each of Remora Capital Partners I, LP (the Partnership or “Fund I”), Remora Capital Partners II, LP (“Fund II”), Remora Capital Partners I QP LP (“Fund I QP”), and Remora Capital Partners II QP, LP (“Fund II QP” and collectively with Fund I, Fund II, and Fund I QP, the “Funds”) merged with and into the Company (the “Mergers”). As a result of the Mergers, the Company issued 16,213,447.182 shares of common stock, par value $0.001 per share (“Common Stock”), 332,696 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), and acquired a portfolio of assets consisting of $243 million of loans to 82 borrowers (including undrawn commitments of revolving credit facilities and delayed draw term loans), cash and other assets totaling $266.7 million, which had an aggregate net asset value (“NAV”) of $165,461,431.82. After the Mergers, the Company made the BDC Election and commenced operations.

The description above is only a summary of the material provisions of the Merger Agreements and is qualified in its entirety by reference to copies of each of the Merger Agreements, which are filed as Exhibits 2.1, 2.2, 2.3, and 2.4 to the Company’s current report on Form 8-K filed on September 11, 2025 and incorporated herein by reference.

On September 5, 2025, the Company refinanced the Truist Credit Facility and entered into a Revolving Credit and Security Agreement (the “Credit Facility Agreement”) for a special purpose vehicle financing credit facility (the “Credit Facility”) by and among RCC SPV, LLC (“RCC SPV”) as borrower, the Company, as servicer, Atlas, as administrative agent, Atlas Securitized Products, L.P., as lead arranger, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as custodian and as document custodian, each of the managing agents party thereto from time to time, and each of the conduit lenders and institutional lenders party thereto from time to time. The Credit Facility provides for $150 million of initial commitments with (x) a committed accordion feature pursuant to which the commitments shall be increased to $250 million, at the Company’s option with 15 business days’ notice, or by no later than the first anniversary of the closing date of the Credit Facility, and (y) an uncommitted accordion feature that allows for commitments up to $500 million from new and existing lenders on the same terms as the existing commitments, subject to market conditions. Advances under the Credit Facility bear interest at one-month Term SOFR plus an applicable margin of 2.00% during the revolving period. Subject to certain performance conditions, the applicable margin could increase to 2.25% during the revolving period and could range up to 2.50% during the amortization or “End of Life Option” periods (as defined in the Credit Facility Agreement). The Credit Facility Agreement provides for an unused commitment fee of 0.50% per annum on the unused commitments up to 50% of the commitments and 0.75% on the unused commitments in excess of 50% of the commitments, as well as other customary fees, from the effective date of the Credit Facility through September 5, 2028. The Credit Facility matures on September 5, 2030; provided, however, that RCC SPV and Atlas may mutually agree to extend the maturity date to September 5, 2032 pursuant to the “End of Life Option” under the Credit Facility Agreement.

The description above is only a summary of the material provisions of the SPV Facility and is qualified in its entirety by reference to the copy of the Credit Agreement, which is filed as Exhibit 10.8 to the Company’s current report on Form 8-K filed on September 11, 2025 and is incorporated herein by reference thereto.